Kansas Municipal Fund	[Logo]

Summary Prospectus || December 7, 2010
Ticker: KSMUX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.integrityvikingfunds.com/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an e-mail request to marketing@integrityviking.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund's prospectus and statement of additional information, both dated November 30, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objectives

The Fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "Distribution Arrangements—Sales Loads and Rule 12b-1 Fees" on page 39 of the Fund's prospectus and "Purchase, Redemption, and Pricing of Shares" on page B-31 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.33%
Fee Waivers and Expense Reimbursements(1)	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.15%

__________________________________

(1)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2010 through November 29, 2011 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2011 with the approval of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$538	$819	$1,129	$2,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15.34% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Kansas municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency, or, if non-rated, have been judged by the Fund's investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 10 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding alternative minimum tax ("AMT")). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 15% of its assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's investment potential, the Fund's investment adviser considers the bond's yield, price, credit quality, and future prospects. The Fund's investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments goes down, so does its share price. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Single state risk. Because the Fund invests primarily in Kansas bonds, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Kansas bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions.

Interest rate risk. When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession.

Income risk. The income from the Fund's portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio's current earnings rate.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Securities supported by insurance or other credit enhancements have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund's share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund's investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer's credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Call risk. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund's real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. Risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of gas utility revenue bonds. The Fund may invest in gas utility revenue bonds. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund's performance from year to year. The table below shows the Fund's average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund's sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2000	8.17%
2001	5.39%
2002	0.51%
2003	1.78%
2004	-0.12%
2005	2.35%
2006	3.92%
2007	3.49%
2008	-2.38%
2009	10.67%

(1)The year-to-date return on net asset value as of September 30, 2010 was 4.59%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.10% (quarter ended September 30, 2009), and the lowest return for a quarter was -2.01% (quarter ended September 30, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception November 15, 1990

Return Before Taxes	5.99%	2.63%	2.87%	4.27%

Return After Taxes on Distributions	5.99%	2.63%	2.87%	4.24%

Return After Taxes on Distributions and Sale of Fund Shares	5.65%	2.78%	3.03%	4.32%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	12.91%	4.32%	5.75%	6.30%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since January 1996	Senior Portfolio Manager
Shannon D. Radke	Since November 2010	President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund's net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain "private activity bonds" may be subject to the federal AMT. In addition, a portion of the Fund's distributions may be taxable as ordinary income or capital gains. The Fund's distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.